SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  March 4, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
                         (Registrant's Telephone Number,
                              Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------

          On March 4, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------------
                             Robert J. Larson
                             Chief Accounting Officer

Date: March 4, 2004

                                                       Citizens Communications
                                                       3 High Ridge Park
                                                       Stamford, CT 06905
                                                       203.614.5600
                                                       Web site: www.czn.net
-------------------------------------------------------------------------------

                                                        Exhibit 99.1

Contacts:
Scott N. Schneider                          Jerry Elliott
President and Chief Operating Officer       Chief Financial Officer
203.614.5219                                203.614.6722

                   Citizens Communications Makes Announcement


     Stamford, Conn., March 4, 2004 - - Citizens Communications (NYSE:CZN) today announced that Scott N. Schneider, Citizens' President and Chief Operating Officer, has informed the Company of his intention to leave his position as President and Chief Operating Officer of Citizens after Citizens' Board of Directors has reached a final determination in connection with its evaluation of a range of possible financial and strategic alternatives. Such determination is expected to be completed by mid-year. Dr. Leonard Tow, the Chairman and Chief Executive Officer, stated that Mr. Schneider will continue to be intimately involved with the Citizens team as it evaluates alternatives and that he will continue to serve as a director of Citizens after his departure as an officer of Citizens. "Scott made significant contributions to the success that we are reporting today in our 2003 results, just as he was an important factor in the success of the businesses he and I have worked on together over the past 20 years. Upon Scott's departure, I will reassume the office of President and we will establish an Office of the President consisting of Jake Casey as Executive Vice President and Chief Operating Officer, Jerry Elliott as Executive Vice President and Chief Financial Officer and me. As senior members of Citizens' management team over the past few years, Jake and Jerry have made important contributions to the Company's many successes. Their intimate involvement in Citizens' operating and financial affairs assures a smooth transition of managerial responsibilities. Together, we will execute the plan we adopt."

                                   -- MORE --

     Mr. Schneider stated: "As you might imagine, I reached this decision only after much soul searching, both professionally and personally. Leonard and I have worked together closely for more than 20 years, and Claire and Leonard are my close friends and confidants. I have told Leonard and the Board that I will work with our management team, our Board and our advisors in the coming months to assist the Board in reaching its determination. My departure is solely driven by my desires to pursue other options that may be available to me at this time in my career, and should not, under any circumstance, be taken as an expression of any concern with Citizens' business or prospects."


More information on Citizens can be found at www.czn.net.

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